                                  EXHIBIT 99.1

                      PRELIMINARY TERM SHEET (212) 702-6910

                   NEW ISSUE BACKED BY SEASONED MORTGAGE LOANS

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                          Depositor and Master Servicer

            Washington Mutual MSC Mortgage Pass-Through Certificates
                                 Series 2004-RA2

                                 $[192,020,733]
                                  (Approximate)

                         U.S. Bank National Association
                                     Trustee

                               WaMu Capital Corp.
                                   Underwriter

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                       COMPUTATIONAL MATERIALS DISCLAIMER

     The attached tables and other statistical analyses (the "Computational
     Materials") are privileged and intended for use by the addressee only.
     These Computational Materials are furnished to you solely by WaMu Capital
     Corp. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational
     Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational
     Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational
     Materials. Furthermore, unless otherwise provided, the Computational
     Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

     Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with
     Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersedes these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Mortgage / CMO
     Trading Desk at (212) 702-6910.

     Please be advised that the securities herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

I. TRANSACTION SUMMARY - OFFERED CERTIFICATES

                                Expected                                                                         Anticipated
                              Rating from      Original                              Avg. Life    Principal        Initial        Related
  Class          Type          S&P/Fitch      Balance ($)     Coupon     Scenario      (Yrs.)      Window       Subordination      Group(s)
---------- ------------------ ------------- ---------------- ---------- ------------ ----------- ------------ ------------------- -----------
   I-A     Senior/Pass-Through  AAA/AAA       $[32,982,485]   [6.50]%   60% CPR to     [0.9]      Jul 04 -         [3.60]%            I
                                                                           Call                    Feb 08
---------- ------------------ ------------- ---------------- ---------- ------------ ----------- ------------ ------------------- -----------
                                                                        60% CPR to                Jul 04 -
  II-A     Senior/Pass-Through  AAA/AAA      $[149,279,455]   [7.00]%      Call        [1.0]       Feb 08          [3.60]%            II
---------- ------------------ ------------- ---------------- ---------- ------------ ----------- ------------ ------------------- -----------
  I-X2      Senior/Interest     AAA/AAA    $[2,699,898]1      [6.50]%   60% CPR to     [1.0]         N/A             N/A              I
                 Only                                                      Call
---------- ------------------ ------------ ----------------- ---------- ------------ ----------- ------------ ------------------- -----------
           Senior/Principal                                             60% CPR to                Jul 04 -
  I-P2           Only           AAA/AAA          $[509,939]   [0.00]%      Call        [1.0]       May 09          [3.60]%            I
---------- ------------------ ------------ ----------------- ---------- ------------ ----------- ------------ ------------------- -----------
            Senior/Interest                                             60% CPR to
II-X2            Only           AAA/AAA       $[8,370,469]1   [7.00]%      Call        [1.1]         N/A             N/A              II
---------- ------------------ ------------ ----------------- ---------- ------------ ----------- ------------ ------------------- -----------
                Senior/                                                 60% CPR to                Jul 04 -
  II-P2     Principal Only      AAA/AAA        $[2,336,006]   [0.00]%      Call         [1.1]      May 09          [3.60]%            II
---------- ------------------ ------------ ----------------- ---------- ------------ ----------- ------------ ------------------- -----------
                                                                         60% CPR to               Jul 04 -
    R       Senior/Residual     AAA/AAA              $[100]   [6.50]%       Call        [0.1]      Jul 04          [3.60]%            I
---------- ------------------ ------------ ----------------- ---------- ------------ ----------- ------------ ------------------- -----------
                                                                         60% CPR to               Jul 04 -
  C-B-1    Subordinate/ WAC      AA/NR         $[3,456,373]  [6.91]%3       Call        [4.2]      May 09          [1.80]%          I, II
---------- ------------------ ------------ ----------------- ---------- ------------ ----------- ------------ ------------------- -----------
                                                                        60% CPR to                Jul 04 -
  C-B-2    Subordinate/ WAC      A/NR          $[1,536,165]  [6.91]%3      Call        [4.2]       May 09          [1.00]%          I, II
---------- ------------------ ------------ ----------------- ---------- ------------ ----------- ------------ ------------------- -----------
  C-B-3    Subordinate/ WAC     BBB/NR           $[960,103]  [6.91]%3   60% CPR to     [4.2]      Jul 04 -         [0.50]%          I, II
                                                                           Call                    May 09

All collateral information contained herein is as of the Statistical Calculation
Date of [June 1, 2004]. The Cut-Off Date for WAMMS 2004-RA2 will be June 1, 2004 and will reflect any unscheduled principal payments or prepayments in full received on or prior to such date. On the Closing Date, the aggregate principal balance of the mortgage loans in loan group I and group II will equal the aggregate principal balance of the senior and Group C-B certificates.

-------------------------
1 Normalized notional amount.

2 The 2 WAC IO classes (I-X and II-X) and 2 WAC PO classes (I-P and II-P) may be combined  to  create  1 WAC IO  class  and 1 WAC PO  class  prior  to the  final structure.

3 The initial pass-through rate on the Group C-B Certificates is projected to be approximately  [6.91%] per annum.  After the first  distribution  date,  the per annum  pass-through  rate on the Group C-B Certificates  will equal the weighted average  pass-through rates of the Senior  Certificates  (other than the Class X and Class P  Certificates)  weighted in proportion to the results of subtracting
from  the  aggregate   principal  balance  of  each  loan  group  the  aggregate
certificate principal balance of the related Senior Certificates.  4 The initial pass-through rate on the Group C-B Certificates is projected to be approximately
[6.91%] per annum. After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average  pass-through rates  of  the  Senior  Certificates  (other  than  the  Class  X  and  Class  P
Certificates)  weighted in  proportion  to the results of  subtracting  from the aggregate  principal  balance  of each  loan  group  the  aggregate  certificate principal balance of the related Senior Certificates.

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

I.  TRANSACTION SUMMARY - NON-OFFERED CERTIFICATES

                             Expected                                              Avg.                       Anticipated
                            Rating from     Original                                Life      Principal         Initial       Related
  Class         Type         S&P/Fitch     Balance ($)      Coupon     Scenario    (Years)      Window       Subordination     Groups
---------- ---------------- ------------ ---------------- ----------- ------------ -------- --------------- ----------------- ----------
  C-B-4     Subordinate/       BB/NR          $[576,062]  [6.91]%4    30% CPR to    [8.1]      Jul 04 -         [0.20]%         I, II
                 WAC                                                   Maturity                   Jun 30
---------- ---------------- ------------ ---------------- ----------- ------------ -------- --------------- ----------------- ----------
            Subordinate/                                              30% CPR to                Jul 04
  C-B-5          WAC           B/NR           $[288,031]  [6.91]% 1    Maturity     [8.1]      - Jun 30         [0.05]%         I, II
---------- ---------------- ------------ ---------------- ----------- ------------ -------- --------------- ----------------- ----------
  C-B-6     Subordinate/       NR/NR           $[96,013]  [6.91]% 1   30% CPR to    [8.1]      Jul 04 -         [0.00]%         I, II
                 WAC                                                   Maturity                 Jun 30
---------- ---------------- ------------ ---------------- ----------- ------------ -------- --------------- ----------------- ----------

--------------------------
(1) The initial  pass-through rate on the Group C-B Certificates is projected to be approximately  [6.91%] per annum.  After the first distribution date, the per annum  pass-through  rate on the Group C-B Certificates  will equal the weighted average  pass-through rates of the Senior  Certificates  (other than the Class X and Class P  Certificates)  weighted in proportion to the results of subtracting
from  the  aggregate   principal  balance  of  each  loan  group  the  aggregate
certificate principal balance of the related Senior Certificates.

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                               WaMu Capital Corp.
                       A Washington Mutual, Inc. Company

                          WAMMS 2004-RA2 June 22, 2004

                      PRELIMINARY TERM SHEET (212) 702-6910

II.  COLLATERAL SUMMARY

The  information  contained  herein has been prepared solely for the use of WaMu
Capital  Corp.  and has not been  independently  verified by WaMu Capital  Corp.
Accordingly,  WaMu Capital Corp. makes no express or implied  representations or warranties  of any kind and  expressly  disclaims  all  liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information  contained herein will be superseded by the  description  of the mortgage  loans  contained in the
Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheets, if any.

Current LTVs have been calculated based on current mortgage loan balance and the lesser of the appraised value and the sales price at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical
Calculation Date.

All collateral information contained herein is as of the Statistical Calculation
Date of June 1, 2004.

There are 17 loans that have balloon features, which have been grouped into
Group I. The adjusted remaining term, which is based off an actual original term of 360 months instead of 180 months, is considered for calculation purposes on these loans.

                                Loan Group I: 15 Year 6.50% P/T

Agg. Scheduled Balance            $34,743,283          WA Original LTV               69.37%
Avg. Scheduled Balance               $253,601          WA Current LTV                54.84%

WAC                                     7.22%          WA Credit Score*                 712
WAM                                       142          Full Doc                      53.08%
Seasoning (months)                         38          Limited Doc                   41.97%
California Concentration                37.97%         Loan Count                       137

                               Loan Group II: 30 year 7.00% P/T

Agg. Scheduled Balance           $157,277,450          WA Original LTV               72.97%
Avg. Scheduled Balance               $346,426          WA Current LTV                69.34%
WAC                                     7.58%          WA Credit Score*                 683
WAM                                       307          Full Doc                      69.67%
Seasoning (months)                         52          Limited Doc                   27.32%
California Concentration               37.97%          Loan Count                       454

                                Aggregate Loan Groups I AND II

Agg. Scheduled Balance           $192,020,734          WA Original LTV               72.32%
Avg. Scheduled Balance               $324,908          WA Current LTV                66.71%
WAC                                     7.51%          WA Credit Score*                 688
WAM                                       277          Full Doc                      66.67%
Seasoning (months)                         50          Limited Doc                   29.97%
California Concentration               37.97%          Loan Count                       591

                  *Non-zero weighted averages

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

III. TRANSACTION TERMS

Depositor: Washington Mutual Mortgage Securities Corp.

Series Name:  Washington Mutual MSC Mortgage Pass-Through  Certificates,  Series
2004-RA2.

Master Servicer: Washington Mutual Mortgage Securities Corp. ("WMMSC").

Trustee: U.S. Bank National Association.

Underwriter: WaMu Capital Corp.

Cut-off Date: June 1, 2004.

Statistical Calculation Date: June 1, 2004.

Closing Date: On or about June 29, 2004.

Investor Settlement Date: On or about June 29, 2004.

Offered  Certificates:  Class  I-A  and  Class  R  Certificates  (the  "Group  I
Certificates");  Class II-A Certificates (the "Group II Certificates");  Group I
Certificates  (other than the Class R Certificates)  and Group II  Certificates, the  "Class  A  Certificates";  Class  I-X  and  Class  II-X  (each a  "Class  X
Certificate");  and Class I-P and Class II-P (each a "Class P Certificate"). The
Class A, Class X, Class P and Class R  Certificates  are  together  the  "Senior
Certificates".  The Senior  Certificates  together with Class C-B-1, Class C-B-2 and Class C-B-3 Certificates are the "Offered Certificates".

Non-Offered Certificates:  Class C-B-4, Class C-B-5 and Class C-B-6 Certificates
(and  together with the Class C-B-1,  Class C-B-2 and Class C-B-3  Certificates,
the "Group C-B Certificates"). Distribution Date: The 25th day of each month or, if such  day is not a  business  day,  then the next  succeeding  business  day, beginning in July 2004.

Accrual Period: For any distribution date, the Offered  Certificates accrue on a
30/360 basis during the calendar month  immediately  preceding that distribution date.

Delay Days: 24 days.

Optional   Termination:   On  any  distribution  date  on  which  the  aggregate
outstanding  stated  principal  balance of the mortgage loans, as of the related determination  date is less than [1]% of the aggregate  principal  balance as of the cut-off date, the master  servicer may, but will not be required to purchase from the trust all of the remaining mortgage loans and cause an early retirement of the certificates.

Certificate  Ratings:  The  Senior  Certificates  are  expected  to be  rated by
[Standard  & Poor's  ("S&P")  and Fitch  Ratings  ("Fitch")],  and the Group C-B
Certificates  are  expected  to be rated  [only by S&P],  in all cases  with the ratings indicated in Section I above.

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

ERISA   Eligibility:   The  Offered   Certificates,   other  than  the  Class  R
Certificates,  may be  eligible  for  purchase  by persons  investing  assets of employee  benefit plans or individual  retirement  accounts  assets,  subject to considerations described in the prospectus supplement.

SMMEA: When issued,  the Senior  Certificates and Class C-B-1 Certificates will, and the Class C-B-2 and Class C-B-3  Certificates will not, be "mortgage related securities" for the purposes of SMMEA.

Registration:  The Offered  Certificates,  other than the Class R  Certificates, will be available in book-entry form through DTC, Clearstream and Euroclear.

Federal Tax Treatment: The trust will make one or more REMIC elections.

Advances: For any month, if the master servicer receives a payment on a mortgage loan that is less than the full scheduled payment,  or if no payment is received at all, the master  servicer will advance its own funds to cover that shortfall.
However,  the  master  servicer  will not be  required  to make  advances  if it determines  that those advances will not be recoverable  from future payments or collections on that mortgage loan.

Compensating  Interest:  For any distribution date, each loan group and only for prepayments  in  full,  the  master  servicer  will  cover  prepayment  interest shortfalls  up to an amount  equal to the  lesser of (a) any  shortfall  for the previous month in interest  collections  resulting from the timing of payoffs on the  mortgage  loans in that loan group  made from the 15th day of the  calendar month preceding the Distribution  Date to the last day of such month and (b) the applicable  monthly  master  servicing fee payable to WMMSC with respect to that loan group,  any  reinvestment  income  realized by WMMSC,  as master  servicer, relating  to  payoffs  on the  mortgage  loans in that  group  made  during  the prepayment  period and interest  payments on payoffs in that loan group received during  the  period of the first  day  through  the 14th day of the month of the
Distribution Date.

Mortgage Loans: The aggregate principal balance as of the Statistical
Calculation Date of the mortgage pool is approximately $192,020,734 and consists of approximately 591 fixed rate seasoned mortgage loans secured by first liens on residential properties. As of the Statistical Calculation Date, 4.82% of the
mortgage loans are 30-59 days delinquent, and 0.45% of the mortgage loans are
60-89 days delinquent. As of the Statistical Calculation Date, approximately
5.59% of the mortgage loans, based on the aggregate principal balance as of the
Statistical Calculation Date, are current but have been 30 days delinquent exactly one time in the previous twelve months and approximately 6.85% of the mortgage loans, based on the aggregate principal balance as of the Statistical
Calculation Date, are current but have been either (i) 30 days delinquent more then one time in the previous twelve months or (ii) more than 30 days delinquent in the previous twelve months.

The mortgage pool consists of two groups of mortgage loans, substantially all of which were sourced from the following terminated trusts: ABN AMRO Mortgage Corp.
("AMAC") 2001-4,  PNC Mortgage  Securities Corp.  ("PNCMS" or "PNCPVT")  1994-1,
PNCMS 1994-3, PNCMS 1994-4,  PNCPVT 1994-PA1,  PNCMS 1997-1, PNCMS 1998-1, PNCMS
1998-3,  PNCMS 1998-5,  PNCMS 1998-6,  PNCMS 1998-9,  PNCMS 2000-8,  Residential
Asset  Securitization  Trust ("RAST") 1999-A1,  RAST 1999-A5,  Washington Mutual
Mortgage Securities Corp. ("WMMSC") 2001-7, WMMSC 2001-8,  Washington Mutual MSC
Mortgage  ("WAMMS")  2001-MS10,  Washington Mutual ("WAMU") 2001-S8.

Group I is  comprised  of mortgage  loans with an initial term to maturity of 15 years or less and Group II is comprised  of mortgage  loans with an initial term to maturity of up to 30 years.

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                      Number of       Statistical Calculation Date
  Designation      Mortgage Loans          Principal Balance
Group I                  137                          $34,743,283
Group II                 454                         $157,277,450

For further collateral information, see "Collateral Summary" and "Collateral
Details".

Priority of  Distributions:  Distributions on the Offered  Certificates  will be made from available amounts in each loan group as follows:

Distribution of principal to the related Class P Certificates;

Distributions of interest to the related  interest-bearing  senior certificates, pro rata;

Distribution  of  principal  to the Class R  Certificate  until its  Certificate
Principal Balance has been reduced to zero;

Distribution   of  principal  to  the  remaining   classes  of  related   Senior
Certificates entitled to principal; and

Reimbursement  to  the  related  Class  P  Certificates  for  losses  previously allocated thereto.

Distribution to the Offered  Subordinate  Certificates in the following order:

o Interest to the Class C-B-1;
o Principal to the Class C-B-1;
o Interest to the Class C-B-2;
o Principal to the Class C-B-2;
o Interest to the Class C-B-3;  and
o Principal to the Class C-B-3.

Distribution of Principal: The holders of the senior certificates of each group, other than the Class X and Class P Certificates,  will be entitled to receive on each  distribution  date, to the extent of the portion of the related  available distribution  amount  for such group  remaining  after the  distribution  of the related senior interest distribution amount and the related Class P distribution amount,  a  distribution  allocable to  principal,  equal to the related  senior principal  distribution  amount.  This amount is generally  equal to the related senior  percentage  of  scheduled  payments,  senior  prepayment  percentage  of prepayments and a portion of the liquidation proceeds.

The holders of each class of Group C-B Certificates  will be entitled to receive payments of principal on each distribution date to the extent of funds available from each loan group,  after  payments of interest and  principal to the related senior  certificates  and any  class of  Group  C-B  Certificates  with a higher payment  priority,  and after  payments  of  interest to that class of Group C-B
Certificates.
WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

Credit  Enhancement:  The Senior  Certificates  will  receive  distributions  of interest and principal before the Subordinate Certificates receive distributions of interest or  principal.  In addition,  all  principal  prepayments  and other unscheduled  payments of principal from each loan group will be allocated to the related Senior  Certificates during the first five years after the closing date.
A   disproportionately   large  portion  of  principal   prepayments  and  other
unscheduled  payments of  principal  will be  allocated  to the  related  Senior
Certificates  during the next four years,  subject to loss and delinquency tests
described  in  the  prospectus  supplement.   This  provides  additional  credit
enhancement  for the Senior  Certificates  by reserving a greater portion of the principal balance of the Group C-B Certificates for the absorption of losses.

All mortgagor  prepayments  not otherwise  distributable  to the related  Senior
Certificates  will be allocated on a pro rata basis among the class of Group C-B
Certificates   with  the  highest  payment  priority  then  outstanding  with  a certificate  principal  balance  greater than zero and each other class of Group
C-B Certificates  for which certain  subordination  levels  established for that class in the pooling and servicing agreement have not been exceeded. The related subordination  level on any distribution date would be satisfied as to any class of Group C-B Certificates,  only if the sum of the current percentage  interests in the mortgage pool evidenced by each class, if any,  subordinate  thereto were at least equal to the sum of the initial  percentage  interests  in the mortgage pool evidenced by each class subordinate thereto.

Allocation  of  Realized  Losses:   Losses,  other  than  excess  fraud,  excess
bankruptcy,  and excess  special  hazard  losses and the Class P fraction of any loss on a Class P Mortgage  Loan,  will be  allocated in full first to the Group
C-B Certificates in reverse alphanumeric order. Excess fraud, excess bankruptcy,
and  excess   special  hazard  losses  will  be  allocated  to  all  Classes  of certificates pro rata (other than a Class P Certificate, which will bear a share of such excess loss equal to its  percentage  interest in the  principal  of the related  mortgage loan). If a loss is recognized on a Class P Mortgage Loan, the
Class P fraction of the principal  portion of that loss will be allocated to the related class of Class P Certificates.  If the certificate principal balances of the Subordinate  Certificates  have been reduced to zero, losses on the mortgage loans in a loan group will be allocated  among the related Senior  Certificates, as more fully described in the prospectus supplement.

Investors in the Senior  Certificates should be aware that because the Group C-B
Certificates  represent interests in all loan groups, the certificate  principal balances of the Group C-B Certificates could be reduced to zero as a result of a disproportionate  amount of realized  losses on the  mortgage  loans in one loan group.

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

The  information  contained  herein has been prepared solely for the use of WaMu
Capital  Corp.  and has not been  independently  verified by WaMu Capital  Corp.
Accordingly,  WaMu Capital Corp. makes no express or implied  representations or warranties  of any kind and  expressly  disclaims  all  liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information  contained herein will be superseded by the  description  of the mortgage  loans  contained in the
Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheets, if any.

Current LTVs have been calculated based on current mortgage loan balance and the lesser of the appraised value and the sales price at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical
Calculation Date.

All collateral information contained herein is as of the Statistical Calculation
Date of June 1, 2004.

There are 17 loans that have balloon features, which have been grouped into
Group I. The adjusted remaining term, which is based off an actual original term of 360 months instead of 180 months, is considered for calculation purposes on these loans.

IV. COLLATERAL DETAILS:  AGGREGATE COLLATERAL TABLES

Credit Score Distribution

---------------------------------------------------------------------------------------------------------------------
                                                                                                 Current Weighted
Credit Score Range           Number of                                              Average           Average
                          Mortgage Loans Principal Balance     Percentage of       Principal    Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)           (%)
---------------------------------------------------------------------------------------------------------------------
<= 620                          138          36,652,709            19.09            265,599            72.19
---------------------------------------------------------------------------------------------------------------------
621 - 639                       34           11,797,493            6.14             346,985            65.82
---------------------------------------------------------------------------------------------------------------------
640 - 659                       39           12,546,868            6.53             321,715            64.59
---------------------------------------------------------------------------------------------------------------------
660 - 679                       61           21,721,248            11.31            356,086            68.24
---------------------------------------------------------------------------------------------------------------------
680 - 699                       49           16,005,320            8.34             326,639            63.96
---------------------------------------------------------------------------------------------------------------------
700 - 719                       60           20,348,649            10.60            339,144            66.49
---------------------------------------------------------------------------------------------------------------------
720 - 739                       49           14,845,056            7.73             302,960            67.80
---------------------------------------------------------------------------------------------------------------------
740 - 759                       52           19,047,707            9.92             366,302            67.20
---------------------------------------------------------------------------------------------------------------------
760 - 779                       50           18,665,778            9.72             373,316            61.32
---------------------------------------------------------------------------------------------------------------------
780 - 799                       45           15,603,097            8.13             346,735            62.16
---------------------------------------------------------------------------------------------------------------------
800 >=                          14           4,786,809             2.49             341,915            66.36
---------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908            66.71
---------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       10

Mortgage Rates

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current Weighted
Mortgage Rate (%)            Number of                                              Average      Weighted Average         Average
                          Mortgage Loans Principal Balance     Percentage of       Principal       Credit Score     Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)                               (%)
-----------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                    1            586,396              0.31             586,396             763                68.19
-----------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                    1            338,698              0.18             338,698             796                78.43
-----------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                   16           5,492,026             2.86             343,252             752                60.54
-----------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                   69           25,090,600            13.07            363,632             725                60.39
-----------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                   178          63,261,742            32.95            355,403             703                66.16
-----------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                   189          60,867,807            31.70            322,052             674                66.89
-----------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                   65           18,458,138            9.61             283,971             653                70.22
-----------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                   41           11,093,453            5.78             270,572             650                73.60
-----------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                   16           3,467,836             1.81             216,740             661                77.40
-----------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                   12           3,039,089             1.58             253,257             607                75.70
-----------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                  2            256,354              0.13             128,177             575                88.77
-----------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                  1             68,594              0.04             68,594              665                77.95
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688                66.71
-----------------------------------------------------------------------------------------------------------------------------------------

Original Mortgage Loan Principal Balances

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current Weighted
Original Mortgage Loan      Number of                                              Average      Weighted Average         Average
Balance ($)               Mortgage Loans Principal Balance     Percentage of       Principal       Credit Score     Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)                               (%)
-----------------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00               48           2,755,965             1.44             57,416              634                66.45
-----------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 200,000.00         34           4,188,183             2.18             123,182             621                75.35
-----------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 300,000.00         73           16,369,797            8.53             224,244             658                65.66
-----------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 400,000.00         245          81,358,966            42.37            332,077             683                68.38
-----------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 500,000.00         120          47,565,122            24.77            396,376             701                66.77
-----------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00         40           19,550,229            10.18            488,756             697                66.53
-----------------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00         19           11,120,835            5.79             585,307             708                60.63
-----------------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 800,000.00          6           4,019,849             2.09             669,975             716                56.94
-----------------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00          4           3,240,912             1.69             810,228             727                56.41
-----------------------------------------------------------------------------------------------------------------------------------------
900,000.01 - 1,000,000.00        2           1,850,873             0.96             925,437             738                59.74
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688                66.71
-----------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       11

Original LTV Ratios

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current Weighted
Original LTV Ratio (%)       Number of                                              Average      Weighted Average         Average
                          Mortgage Loans Principal Balance     Percentage of       Principal       Credit Score     Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)                               (%)
-----------------------------------------------------------------------------------------------------------------------------------------
<= 60.000                       86           30,258,878            15.76            351,847             695                44.88
-----------------------------------------------------------------------------------------------------------------------------------------
60.001 - 65.000                 30           10,705,212            5.58             356,840             708                57.62
-----------------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                 71           25,155,990            13.10            354,310             702                62.76
-----------------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                 110          33,558,279            17.48            305,075             685                66.81
-----------------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                 221          74,093,125            38.59            335,263             690                73.92
-----------------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                 10           2,422,382             1.26             242,238             654                78.08
-----------------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                 47           12,622,256            6.57             268,559             651                84.17
-----------------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                 13           2,802,256             1.46             215,558             621                88.37
-----------------------------------------------------------------------------------------------------------------------------------------
95.001 - 100.000                 3            402,357              0.21             134,119             565                95.80
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688                66.71
-----------------------------------------------------------------------------------------------------------------------------------------

Current LTV Ratios

---------------------------------------------------------------------------------------------------------------------
                             Number of                                              Average
Current LTV Ratio (%)     Mortgage Loans Principal Balance     Percentage of       Principal     Weighted Average
                                                ($)         Mortgage Loans (%)    Balance ($)      Credit Score
---------------------------------------------------------------------------------------------------------------------
<= 60.000                       171          48,539,383            25.28            283,856             702
---------------------------------------------------------------------------------------------------------------------
60.001 - 65.000                 50           18,813,556            9.80             376,271             704
---------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                 71           26,602,178            13.85            374,679             700
---------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                 103          32,665,954            17.01            317,145             681
---------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                 140          50,510,633            26.30            360,790             681
---------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                 14           3,600,209             1.87             257,158             634
---------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                 31           8,816,239             4.59             284,395             654
---------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                  8           2,070,226             1.08             258,778             619
---------------------------------------------------------------------------------------------------------------------
95.001 - 100.000                 3            402,357              0.21             134,119             565
---------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688
---------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       12

Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current Weighted
State                        Number of                                              Average      Weighted Average         Average
                          Mortgage Loans Principal Balance     Percentage of       Principal       Credit Score     Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)                               (%)
-----------------------------------------------------------------------------------------------------------------------------------------
CA                              201          72,915,325            37.97            362,763             698                65.09
-----------------------------------------------------------------------------------------------------------------------------------------
NY                              39           13,693,467            7.13             351,115             705                64.79
-----------------------------------------------------------------------------------------------------------------------------------------
TX                              40           9,857,627             5.13             246,441             687                68.33
-----------------------------------------------------------------------------------------------------------------------------------------
PA                              19           7,047,124             3.67             370,901             670                67.64
-----------------------------------------------------------------------------------------------------------------------------------------
WA                              20           5,989,269             3.12             299,463             651                70.16
-----------------------------------------------------------------------------------------------------------------------------------------
NJ                              17           5,849,471             3.05             344,087             701                60.22
-----------------------------------------------------------------------------------------------------------------------------------------
OR                              20           5,718,770             2.98             285,938             673                72.55
-----------------------------------------------------------------------------------------------------------------------------------------
MA                              18           5,714,536             2.98             317,474             688                63.93
-----------------------------------------------------------------------------------------------------------------------------------------
MD                              18           5,699,668             2.97             316,648             676                69.01
-----------------------------------------------------------------------------------------------------------------------------------------
CO                              14           5,310,995             2.77             379,357             690                75.50
-----------------------------------------------------------------------------------------------------------------------------------------
Other                           185          54,224,481            28.24            293,105             679                67.86
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688                66.71
-----------------------------------------------------------------------------------------------------------------------------------------

Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current Weighted
Loan Purpose                 Number of                                              Average      Weighted Average         Average
                          Mortgage Loans Principal Balance     Percentage of       Principal       Credit Score     Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)                               (%)
-----------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance              160          47,387,810            24.68            296,174             667                64.95
-----------------------------------------------------------------------------------------------------------------------------------------
Home Improvement                 2            645,800              0.34             322,900             650                46.22
-----------------------------------------------------------------------------------------------------------------------------------------
Purchase/Construction to
Perm                            234          78,595,503            40.93            335,878             700                71.03
-----------------------------------------------------------------------------------------------------------------------------------------
Rate/Term Refinance             195          65,391,620            34.05            335,342             690                63.01
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688                66.71
-----------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       13

Mortgage Loan Documentation Types

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current Weighted
Documentation Type           Number of                                              Average      Weighted Average         Average
                          Mortgage Loans Principal Balance     Percentage of       Principal       Credit Score     Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)                               (%)
-----------------------------------------------------------------------------------------------------------------------------------------
Full Doc/Alt/Streamline         382         128,024,879            66.67            335,144             696                67.36
-----------------------------------------------------------------------------------------------------------------------------------------
No Doc/NINA                     20           6,449,265             3.36             322,463             642                73.56
-----------------------------------------------------------------------------------------------------------------------------------------
No Ratio/NORA                   19           4,502,891             2.35             236,994             650                75.55
-----------------------------------------------------------------------------------------------------------------------------------------
Reduced Doc/Low
Doc/Express/Stated              170          53,043,699            27.62            312,022             678                63.56
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688                66.71
-----------------------------------------------------------------------------------------------------------------------------------------

Occupancy Types

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current Weighted
Occupancy Type               Number of                                              Average      Weighted Average         Average
                          Mortgage Loans Principal Balance     Percentage of       Principal       Credit Score     Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)                               (%)
-----------------------------------------------------------------------------------------------------------------------------------------
Investor Property               44           6,806,970             3.54             154,704             695                74.27
-----------------------------------------------------------------------------------------------------------------------------------------
Primary Residency               529         179,110,250            93.28            338,583             687                66.49
-----------------------------------------------------------------------------------------------------------------------------------------
Second/Vacation Home            18           6,103,514             3.18             339,084             708                64.93
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688                66.71
-----------------------------------------------------------------------------------------------------------------------------------------

Mortgaged Property Types

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current Weighted
Property Type                Number of                                              Average      Weighted Average         Average
                          Mortgage Loans Principal Balance     Percentage of       Principal       Credit Score     Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)                               (%)
-----------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                      24           4,506,710             2.35             187,780             691                74.93
-----------------------------------------------------------------------------------------------------------------------------------------
Condominium                     23           7,797,147             4.06             339,006             690                70.29
-----------------------------------------------------------------------------------------------------------------------------------------
PUD                             68           21,738,941            11.32            319,690             696                68.54
-----------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         476         157,977,935            82.27            331,886             687                66.05
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688                66.71
-----------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       14

Seasoning

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current Weighted
Seasoning (months)           Number of                                              Average      Weighted Average         Average
                          Mortgage Loans Principal Balance     Percentage of       Principal       Credit Score     Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)                               (%)
-----------------------------------------------------------------------------------------------------------------------------------------
<= 24                           21           4,740,348             2.47             225,731             683                71.70
-----------------------------------------------------------------------------------------------------------------------------------------
25 - 36                         95           38,768,460            20.19            408,089             707                68.99
-----------------------------------------------------------------------------------------------------------------------------------------
37 - 48                         197          76,545,591            39.86            388,556             685                69.32
-----------------------------------------------------------------------------------------------------------------------------------------
49 - 60                         52           16,807,933            8.75             323,229             680                65.57
-----------------------------------------------------------------------------------------------------------------------------------------
61 - 72                         74           23,937,590            12.47            323,481             671                66.18
-----------------------------------------------------------------------------------------------------------------------------------------
73 - 84                         83           17,953,512            9.35             216,307             673                62.28
-----------------------------------------------------------------------------------------------------------------------------------------
85 - 96                         20           4,515,006             2.35             225,750             693                63.45
-----------------------------------------------------------------------------------------------------------------------------------------
97 >=                           49           8,752,294             4.56             178,618             724                45.53
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688                66.71
-----------------------------------------------------------------------------------------------------------------------------------------

Original Term

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current Weighted
Original Term (months)       Number of                                              Average      Weighted Average         Average
                          Mortgage Loans Principal Balance     Percentage of       Principal       Credit Score     Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)                               (%)
-----------------------------------------------------------------------------------------------------------------------------------------
120                              1             55,821              0.03             55,821              783                17.18
-----------------------------------------------------------------------------------------------------------------------------------------
172                              1            265,819              0.14             265,819             618                62.55
-----------------------------------------------------------------------------------------------------------------------------------------
180                             135          34,421,643            17.93            254,975             712                54.84
-----------------------------------------------------------------------------------------------------------------------------------------
240                              1            343,733              0.18             343,733             754                72.21
-----------------------------------------------------------------------------------------------------------------------------------------
300                              1            313,032              0.16             313,032             524                75.79
-----------------------------------------------------------------------------------------------------------------------------------------
348                              1            335,160              0.17             335,160             631                87.05
-----------------------------------------------------------------------------------------------------------------------------------------
349                              1            246,245              0.13             246,245             585                86.10
-----------------------------------------------------------------------------------------------------------------------------------------
360                             450         156,039,281            81.26            346,754             683                69.25
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688                66.71
-----------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       15

Net Mortgage Rates

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current Weighted
Net Mortgage Rate (%)        Number of                                              Average      Weighted Average         Average
                          Mortgage Loans Principal Balance     Percentage of       Principal       Credit Score     Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)                               (%)
-----------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                    1            586,396              0.31             586,396             763                68.19
-----------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                    1            338,698              0.18             338,698             796                78.43
-----------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                    9           3,178,453             1.66             353,161             754                59.24
-----------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                   34           12,184,719            6.35             358,374             731                60.01
-----------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                   181          64,553,037            33.62            356,647             705                64.94
-----------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                   189          62,543,918            32.57            330,920             687                66.53
-----------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                   99           28,141,832            14.66            284,261             656                68.79
-----------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                   38           10,661,426            5.55             280,564             649                74.51
-----------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                   23           5,872,167             3.06             255,312             656                74.07
-----------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                   13           3,352,622             1.75             257,894             626                75.63
-----------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                    2            538,871              0.28             269,436             585                87.78
-----------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                  1             68,594              0.04             68,594              665                77.95
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688                66.71
-----------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       16

Remaining Term

-----------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current Weighted
Remaining Term (months)      Number of                                              Average      Weighted Average         Average
                          Mortgage Loans Principal Balance     Percentage of       Principal       Credit Score     Loan-to-Value Ratio
                                                ($)         Mortgage Loans (%)    Balance ($)                               (%)
-----------------------------------------------------------------------------------------------------------------------------------------
<= 120                          75           13,536,115            7.05             180,482             717                42.05
-----------------------------------------------------------------------------------------------------------------------------------------
121 - 132                       11           3,788,346             1.97             344,395             716                53.63
-----------------------------------------------------------------------------------------------------------------------------------------
133 - 144                       37           13,348,513            6.95             360,771             720                61.72
-----------------------------------------------------------------------------------------------------------------------------------------
145 - 156                        6           1,924,547             1.00             320,758             725                49.82
-----------------------------------------------------------------------------------------------------------------------------------------
193 - 204                        2            540,030              0.28             270,015             766                44.36
-----------------------------------------------------------------------------------------------------------------------------------------
217 - 228                        2            413,472              0.22             206,736             742                71.01
-----------------------------------------------------------------------------------------------------------------------------------------
229 - 240                        1            286,166              0.15             286,166             777                19.87
-----------------------------------------------------------------------------------------------------------------------------------------
253 - 264                        3            456,073              0.24             152,024             712                64.73
-----------------------------------------------------------------------------------------------------------------------------------------
265 - 276                        2            670,999              0.35             335,499             639                68.99
-----------------------------------------------------------------------------------------------------------------------------------------
277 - 288                        1            348,019              0.18             348,019             710                74.05
-----------------------------------------------------------------------------------------------------------------------------------------
289 - 300                        8           2,080,723             1.08             260,090             657                67.55
-----------------------------------------------------------------------------------------------------------------------------------------
301 - 312                       17           4,008,976             2.09             235,822             699                65.77
-----------------------------------------------------------------------------------------------------------------------------------------
313 - 324                       85           20,713,553            10.79            243,689             658                69.81
-----------------------------------------------------------------------------------------------------------------------------------------
325 - 336                       46           15,415,169            8.03             335,112             669                68.79
-----------------------------------------------------------------------------------------------------------------------------------------
337 - 348                       46           15,503,230            8.07             337,027             678                68.42
-----------------------------------------------------------------------------------------------------------------------------------------
Total:                          591         192,020,734           100.00            324,908             688                66.71
-----------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       17

V.  Collateral details:  group 1 collateral tableS

Credit Score Distribution

----------------------------------------------------------------------------------------------------------
                                                                                       Current Weighted
                         Number of                                          Average         Average
Credit Score Range        Mortgage     Principal        Percentage of      Principal     Loan-to-Value
                           Loans      Balance ($)    Mortgage Loans (%)   Balance ($)      Ratio (%)
----------------------------------------------------------------------------------------------------------
<= 620                       23        3,605,073            10.38           156,742          61.27
----------------------------------------------------------------------------------------------------------
621 - 639                    4          461,127             1.33            115,282          59.65
----------------------------------------------------------------------------------------------------------
640 - 659                    10        2,589,643            7.45            258,964          55.59
----------------------------------------------------------------------------------------------------------
660 - 679                    10        3,653,060            10.51           365,306          54.10
----------------------------------------------------------------------------------------------------------
680 - 699                    15        3,957,319            11.39           263,821          48.40
----------------------------------------------------------------------------------------------------------
700 - 719                    12        3,605,567            10.38           300,464          53.35
----------------------------------------------------------------------------------------------------------
720 - 739                    15        3,755,796            10.81           250,386          58.81
----------------------------------------------------------------------------------------------------------
740 - 759                    11        3,320,632            9.56            301,876          55.51
----------------------------------------------------------------------------------------------------------
760 - 779                    18        4,875,325            14.03           270,851          57.93
----------------------------------------------------------------------------------------------------------
780 - 799                    16        4,136,707            11.91           258,544          48.34
----------------------------------------------------------------------------------------------------------
800 >=                       3          783,034             2.25            261,011          55.99
----------------------------------------------------------------------------------------------------------
Total:                      137        34,743,283          100.00           253,601          54.84
----------------------------------------------------------------------------------------------------------

Mortgage Rates

---------------------------------------------------------------------------------------------------------------------------------------
                         Number of                                          Average
Mortgage Rates (%)        Mortgage     Principal        Percentage of      Principal   Weighted Average    Current Weighted Average
                           Loans      Balance ($)    Mortgage Loans (%)   Balance ($)    Credit Score       Loan-to-Value Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                1          586,396             1.69            586,396           763                    68.19
---------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                10        2,983,616            8.59            298,362           751                    56.87
---------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                30        8,702,892            25.05           290,096           734                    52.13
---------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                33        8,847,619            25.47           268,110           719                    53.18
---------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                38        9,346,688            26.90           245,965           676                    55.76
---------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                14        3,420,391            9.84            244,314           711                    56.19
---------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                8          669,928             1.93            83,741            643                    64.21
---------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                2           49,139             0.14            24,569            582                    54.62
---------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499              1          136,614             0.39            136,614           584                    91.08
---------------------------------------------------------------------------------------------------------------------------------------
Total:                      137        34,743,283          100.00           253,601           712                    54.84
---------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       18

Original Mortgage Loan Principal Balances

--------------------------------------------------------------------------------------------------------------------------------------
                          Number of                                        Average
Original Mortgage Loan    Mortgage     Principal       Percentage of      Principal    Weighted Average    Current Weighted Average
Balance ($)                 Loans     Balance ($)   Mortgage Loans (%)   Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00            20         986,981            2.84            49,349            659                    54.54
--------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 200,000.00       7         641,544            1.85            91,649            625                    61.99
--------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 300,000.00      24        4,300,078           12.38           179,170           728                    46.19
--------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 400,000.00      38       10,827,592           31.16           284,937           704                    56.19
--------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 500,000.00      29        8,934,680           25.72           308,092           716                    54.94
--------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00      12        5,174,629           14.89           431,219           742                    58.97
--------------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00       4        2,118,679           6.10            529,670           716                    54.31
--------------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 800,000.00       2        1,083,357           3.12            541,679           666                    52.64
--------------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00       1         675,744            1.94            675,744           662                    54.06
--------------------------------------------------------------------------------------------------------------------------------------
Total:                       137      34,743,283          100.00           253,601           712                    54.84
--------------------------------------------------------------------------------------------------------------------------------------

Original LTV Ratios

--------------------------------------------------------------------------------------------------------------------------------------
                          Number of                                        Average
Original LTV Ratio (%)    Mortgage     Principal       Percentage of      Principal    Weighted Average    Current Weighted Average
                            Loans     Balance ($)   Mortgage Loans (%)   Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
<= 60.000                    28        6,721,591           19.35           240,057           717                    35.80
--------------------------------------------------------------------------------------------------------------------------------------
60.001 - 65.000               8        2,528,260           7.28            316,033           705                    50.90
--------------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000              22        5,620,258           16.18           255,466           725                    55.13
--------------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000              34        7,753,273           22.32           228,037           713                    56.36
--------------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000              36       10,677,307           30.73           296,592           709                    64.89
--------------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000               7        1,130,030           3.25            161,433           670                    63.70
--------------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000               2         312,564            0.90            156,282           635                    77.90
--------------------------------------------------------------------------------------------------------------------------------------
Total:                       137      34,743,283          100.00           253,601           712                    54.84
--------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       19

Current LTV Ratios

----------------------------------------------------------------------------------------------------------
                          Number of                                        Average
Current LTV Ratio (%)     Mortgage     Principal       Percentage of      Principal    Weighted Average
                            Loans     Balance ($)   Mortgage Loans (%)   Balance ($)     Credit Score
----------------------------------------------------------------------------------------------------------
<= 60.000                    87       18,515,049           53.29           212,817           718
----------------------------------------------------------------------------------------------------------
60.001 - 65.000              18        6,647,112           19.13           369,284           714
----------------------------------------------------------------------------------------------------------
65.001 - 70.000              16        5,241,811           15.09           327,613           730
----------------------------------------------------------------------------------------------------------
70.001 - 75.000              10        2,752,186           7.92            275,219           658
----------------------------------------------------------------------------------------------------------
75.001 - 80.000               5        1,450,510           4.17            290,102           669
----------------------------------------------------------------------------------------------------------
90.001 - 95.000               1         136,614            0.39            136,614           584
----------------------------------------------------------------------------------------------------------
Total:                       137      34,743,283          100.00           253,601           712
----------------------------------------------------------------------------------------------------------

Geographic Distribution of Mortgaged Properties

--------------------------------------------------------------------------------------------------------------------------------------
                          Number of                                        Average
State                     Mortgage     Principal       Percentage of      Principal    Weighted Average    Current Weighted Average
                            Loans     Balance ($)   Mortgage Loans (%)   Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
CA                           41       13,192,252           37.97           321,762           730                    55.95
--------------------------------------------------------------------------------------------------------------------------------------
NY                           12        3,108,901           8.95            259,075           733                    49.37
--------------------------------------------------------------------------------------------------------------------------------------
TX                           13        2,050,100           5.90            157,700           672                    56.74
--------------------------------------------------------------------------------------------------------------------------------------
FL                            8        1,848,608           5.32            231,076           700                    55.75
--------------------------------------------------------------------------------------------------------------------------------------
LA                            4        1,412,448           4.07            353,112           701                    60.20
--------------------------------------------------------------------------------------------------------------------------------------
AZ                            7        1,316,022           3.79            188,003           675                    58.77
--------------------------------------------------------------------------------------------------------------------------------------
MI                            4        1,266,315           3.64            316,579           661                    50.69
--------------------------------------------------------------------------------------------------------------------------------------
NJ                            6        1,162,941           3.35            193,823           713                    49.92
--------------------------------------------------------------------------------------------------------------------------------------
NV                            2         966,530            2.78            483,265           695                    65.99
--------------------------------------------------------------------------------------------------------------------------------------
MD                            4         872,876            2.51            218,219           708                    42.17
--------------------------------------------------------------------------------------------------------------------------------------
Other                        36        7,546,292           21.72           209,619           702                    54.22
--------------------------------------------------------------------------------------------------------------------------------------
Total:                       137      34,743,283          100.00           253,601           712                    54.84
--------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       20

Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------------
                          Number of                                        Average
Loan Purpose              Mortgage     Principal       Percentage of      Principal    Weighted Average    Current Weighted Average
                            Loans     Balance ($)   Mortgage Loans (%)   Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance           29        6,235,566           17.95           215,020           698                    54.66
--------------------------------------------------------------------------------------------------------------------------------------
Purchase/Construction to
Perm                         46       12,352,013           35.55           268,522           711                    58.53
--------------------------------------------------------------------------------------------------------------------------------------
Rate/Term Refinance          62       16,155,704           46.50           260,576           717                    52.08
--------------------------------------------------------------------------------------------------------------------------------------
Total:                       137      34,743,283          100.00           253,601           712                    54.84
--------------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan Documentation Types

--------------------------------------------------------------------------------------------------------------------------------------
                                                            Percentage     Average
Documentation Type           Number of        Principal     of Mortgage   Principal    Weighted Average    Current Weighted Average
                           Mortgage Loans    Balance ($)     Loans (%)   Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
Full Doc/Alt/Streamline          73           18,441,925       53.08       252,629           727                    54.17
--------------------------------------------------------------------------------------------------------------------------------------
No Doc/NINA                      6            1,720,614        4.95        286,769           648                    59.03
--------------------------------------------------------------------------------------------------------------------------------------
No Ratio/NORA                    1              57,520         0.17        57,520            657                    52.29
--------------------------------------------------------------------------------------------------------------------------------------
Reduced Doc/Low
Doc/Express/Stated               57           14,523,225       41.80       254,793           701                    55.20
--------------------------------------------------------------------------------------------------------------------------------------
Total:                          137           34,743,283      100.00       253,601           712                    54.84
--------------------------------------------------------------------------------------------------------------------------------------

Occupancy Types

--------------------------------------------------------------------------------------------------------------------------------------
                                                            Percentage     Average
Occupancy Type               Number of        Principal     of Mortgage   Principal    Weighted Average    Current Weighted Average
                           Mortgage Loans    Balance ($)     Loans (%)   Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
Investor Property                15            703,107         2.02        46,874            670                    52.94
--------------------------------------------------------------------------------------------------------------------------------------
Primary Residency               114           31,489,812       90.64       276,226           711                    54.68
--------------------------------------------------------------------------------------------------------------------------------------
Second/Vacation Home             8            2,550,365        7.34        318,796           734                    57.28
--------------------------------------------------------------------------------------------------------------------------------------
Total:                          137           34,743,283      100.00       253,601           712                    54.84
--------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       21

Mortgaged Property Types

--------------------------------------------------------------------------------------------------------------------------------------
                                                            Percentage     Average
Property Type                Number of        Principal     of Mortgage   Principal    Weighted Average    Current Weighted Average
                           Mortgage Loans    Balance ($)     Loans (%)   Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                       8            1,328,094        3.82        166,012           700                    63.96
--------------------------------------------------------------------------------------------------------------------------------------
Condominium                      4             641,244         1.85        160,311           734                    46.84
--------------------------------------------------------------------------------------------------------------------------------------
PUD                              14           2,872,844        8.27        205,203           700                    55.50
--------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         111           29,901,101       86.06       269,379           713                    54.54
--------------------------------------------------------------------------------------------------------------------------------------
Total:                          137           34,743,283      100.00       253,601           712                    54.84
--------------------------------------------------------------------------------------------------------------------------------------

Seasoning

--------------------------------------------------------------------------------------------------------------------------------------
                                                            Percentage     Average
Seasoning (months)           Number of        Principal     of Mortgage   Principal    Weighted Average    Current Weighted Average
                           Mortgage Loans    Balance ($)     Loans (%)   Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
<= 24                            18           4,191,763        12.06       232,876           679                    70.94
--------------------------------------------------------------------------------------------------------------------------------------
25 - 36                          11           4,469,182        12.86       406,289           702                    59.08
--------------------------------------------------------------------------------------------------------------------------------------
37 - 48                          30           10,497,192       30.21       349,906           731                    60.46
--------------------------------------------------------------------------------------------------------------------------------------
49 - 60                          10           3,398,187        9.78        339,819           693                    55.93
--------------------------------------------------------------------------------------------------------------------------------------
61 - 72                          11           3,495,740        10.06       317,795           695                    52.96
--------------------------------------------------------------------------------------------------------------------------------------
73 - 84                          29           5,223,579        15.03       180,123           724                    42.42
--------------------------------------------------------------------------------------------------------------------------------------
85 - 96                          3             437,259         1.26        145,753           717                    41.34
--------------------------------------------------------------------------------------------------------------------------------------
97 >=                            25           3,030,381        8.72        121,215           729                    31.14
--------------------------------------------------------------------------------------------------------------------------------------
Total:                          137           34,743,283      100.00       253,601           712                    54.84
--------------------------------------------------------------------------------------------------------------------------------------

Original Term

--------------------------------------------------------------------------------------------------------------------------------------
                                                            Percentage     Average
Original Term (months)       Number of        Principal     of Mortgage   Principal    Weighted Average    Current Weighted Average
                           Mortgage Loans    Balance ($)     Loans (%)   Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
120                              1              55,821         0.16        55,821            783                    17.18
--------------------------------------------------------------------------------------------------------------------------------------
172                              1             265,819         0.77        265,819           618                    62.55
--------------------------------------------------------------------------------------------------------------------------------------
180                             135           34,421,643       99.07       254,975           712                    54.84
--------------------------------------------------------------------------------------------------------------------------------------
Total:                          137           34,743,283      100.00       253,601           712                    54.84
--------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       22

Net Mortgage Rates

--------------------------------------------------------------------------------------------------------------------------------------
                                                            Percentage     Average
Net Mortgage Rate (%)        Number of        Principal     of Mortgage   Principal    Weighted Average    Current Weighted Average
                           Mortgage Loans    Balance ($)     Loans (%)   Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                    1             586,396         1.69        586,396           763                    68.19
--------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                    6            1,770,200        5.10        295,033           740                    57.07
--------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                    19           6,251,180        17.99       329,009           733                    55.84
--------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                    46           12,296,039       35.39       267,305           724                    52.01
--------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                    33           8,138,354        23.42       246,617           684                    55.48
--------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                    20           4,343,718        12.50       217,186           706                    52.96
--------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                    8             880,354         2.53        110,044           660                    64.01
--------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                    4             477,044         1.37        119,261           587                    79.14
--------------------------------------------------------------------------------------------------------------------------------------
Total:                          137           34,743,283      100.00       253,601           712                    54.84
--------------------------------------------------------------------------------------------------------------------------------------

Remaining Term

--------------------------------------------------------------------------------------------------------------------------------------
                                                            Percentage     Average
Remaining Term (months)      Number of        Principal     of Mortgage   Principal    Weighted Average    Current Weighted Average
                           Mortgage Loans    Balance ($)     Loans (%)   Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
<= 120                           69           12,526,843       36.06       181,548           713                    43.13
--------------------------------------------------------------------------------------------------------------------------------------
121 - 132                        11           3,788,346        10.90       344,395           716                    53.63
--------------------------------------------------------------------------------------------------------------------------------------
133 - 144                        36           13,189,471       37.96       366,374           720                    61.85
--------------------------------------------------------------------------------------------------------------------------------------
145 - 156                        3            1,046,861        3.01        348,954           710                    46.52
--------------------------------------------------------------------------------------------------------------------------------------
217 - 228                        1              38,778         0.11        38,778            610                    59.66
--------------------------------------------------------------------------------------------------------------------------------------
253 - 264                        1              67,305         0.19        67,305            640                    67.30
--------------------------------------------------------------------------------------------------------------------------------------
277 - 288                        9            1,676,533        4.83        186,281           653                    67.98
--------------------------------------------------------------------------------------------------------------------------------------
289 - 300                        2             464,515         1.34        232,258           710                    74.92
--------------------------------------------------------------------------------------------------------------------------------------
301 - 312                        3            1,066,944        3.07        355,648           690                    74.17
--------------------------------------------------------------------------------------------------------------------------------------
313 - 324                        1             291,291         0.84        291,291           590                    77.68
--------------------------------------------------------------------------------------------------------------------------------------
337 - 348                        1             586,396         1.69        586,396           763                    68.19
--------------------------------------------------------------------------------------------------------------------------------------
Total:                          137           34,743,283      100.00       253,601           712                    54.84
--------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       23

VI. Collateral details:  group 2 collateral tableS

Credit Score Distribution

----------------------------------------------------------------------------------------------------------
                                                                                       Current Weighted
                                                            Percentage     Average         Average
Credit Score Range           Number of        Principal     of Mortgage   Principal   oan-to-Value Ratio
                           Mortgage Loans    Balance ($)     Loans (%)   Balance ($) L       (%)
----------------------------------------------------------------------------------------------------------
<= 620                          115           33,047,636       21.01       287,371          73.38
----------------------------------------------------------------------------------------------------------
621 - 639                        30           11,336,366       7.21        377,879          66.08
----------------------------------------------------------------------------------------------------------
640 - 659                        29           9,957,225        6.33        343,353          66.93
----------------------------------------------------------------------------------------------------------
660 - 679                        51           18,068,188       11.49       354,278          71.09
----------------------------------------------------------------------------------------------------------
680 - 699                        34           12,048,001       7.66        354,353          69.07
----------------------------------------------------------------------------------------------------------
700 - 719                        48           16,743,082       10.65       348,814          69.31
----------------------------------------------------------------------------------------------------------
720 - 739                        34           11,089,260       7.05        326,155          70.84
----------------------------------------------------------------------------------------------------------
740 - 759                        41           15,727,075       10.00       383,587          69.67
----------------------------------------------------------------------------------------------------------
760 - 779                        32           13,790,454       8.77        430,952          62.52
----------------------------------------------------------------------------------------------------------
780 - 799                        29           11,466,390       7.29        395,393          67.14
----------------------------------------------------------------------------------------------------------
800 >=                           11           4,003,775        2.55        363,980          68.38
----------------------------------------------------------------------------------------------------------
Total:                          454          157,277,450      100.00       346,426          69.34
----------------------------------------------------------------------------------------------------------

Mortgage Rates

--------------------------------------------------------------------------------------------------------------------------------------
                                                            Percentage     Average
Mortgage Rate (%)            Number of        Principal     of Mortgage   Principal    Weighted Average    Current Weighted Average
                           Mortgage Loans    Balance ($)     Loans (%)   Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                    1             338,698         0.22        338,698           796                    78.43
--------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                    6            2,508,410        1.59        418,068           754                    64.90
--------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                    39           16,387,708       10.42       420,198           720                    64.78
--------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                   145           54,414,123       34.60       375,270           700                    68.27
--------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                   151           51,521,119       32.76       341,199           674                    68.91
--------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                    51           15,037,747       9.56        294,858           640                    73.42
--------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                    33           10,423,525       6.63        315,864           650                    74.20
--------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                    14           3,418,697        2.17        244,193           662                    77.72
--------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                    12           3,039,089        1.93        253,257           607                    75.70
--------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                  1             119,740         0.08        119,740           565                    86.14
--------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                  1              68,594         0.04        68,594            665                    77.95
--------------------------------------------------------------------------------------------------------------------------------------
Total:                          454          157,277,450      100.00       346,426           683                    69.34
--------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       24

Original Mortgage Loan Principal Balances

--------------------------------------------------------------------------------------------------------------------------------------
                           Number of                    Percentage of      Average
Original Mortgage Loan     Mortgage      Principal    Mortgage Loans (%)  Principal    Weighted Average    Current Weighted Average
Balance ($)                  Loans      Balance ($)                      Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00              28        1,768,985           1.12          63,178            620                    73.09
--------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 200,000.00        27        3,546,640           2.26          131,357           620                    77.76
--------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 300,000.00        49       12,069,720           7.67          246,321           632                    72.60
--------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 400,000.00       207       70,531,375          44.85          340,731           680                    70.25
--------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 500,000.00        91       38,630,442          24.56          424,510           697                    69.51
--------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00        28       14,375,600           9.14          513,414           681                    69.25
--------------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00        15        9,002,156           5.72          600,144           706                    62.12
--------------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 800,000.00        4         2,936,492           1.87          734,123           734                    58.53
--------------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00        3         2,565,168           1.63          855,056           744                    57.03
--------------------------------------------------------------------------------------------------------------------------------------
900,000.01 - 1,000,000.00      2         1,850,873           1.18          925,437           738                    59.74
--------------------------------------------------------------------------------------------------------------------------------------
Total:                        454       157,277,450         100.00         346,426           683                    69.34
--------------------------------------------------------------------------------------------------------------------------------------

Original LTV Ratios

--------------------------------------------------------------------------------------------------------------------------------------
                           Number of                    Percentage of      Average
Original LTV Ratio (%)     Mortgage      Principal    Mortgage Loans (%)  Principal    Weighted Average    Current Weighted Average
                             Loans      Balance ($)                      Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
<= 60.000                      58       23,537,287          14.97          405,815           689                    47.47
--------------------------------------------------------------------------------------------------------------------------------------
60.001 - 65.000                22        8,176,952           5.20          371,680           709                    59.69
--------------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                49       19,535,731          12.42          398,688           696                    64.95
--------------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                76       25,805,006          16.41          339,540           677                    69.95
--------------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000               185       63,415,818          40.32          342,788           686                    75.44
--------------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                10        2,422,382           1.54          242,238           654                    78.08
--------------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                40       11,492,226           7.31          287,306           649                    86.19
--------------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                11        2,489,692           1.58          226,336           619                    89.68
--------------------------------------------------------------------------------------------------------------------------------------
95.001 - 100.000               3          402,357            0.26          134,119           565                    95.80
--------------------------------------------------------------------------------------------------------------------------------------
Total:                        454       157,277,450         100.00         346,426           683                    69.34
--------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       25

Current LTV Ratios

----------------------------------------------------------------------------------------------------------
                           Number of                    Percentage of      Average
Current LTV Ratio (%)      Mortgage      Principal    Mortgage Loans (%)  Principal    Weighted Average
                             Loans      Balance ($)                      Balance ($)     Credit Score
----------------------------------------------------------------------------------------------------------
<= 60.000                      84       30,024,334          19.09          357,433           693
----------------------------------------------------------------------------------------------------------
60.001 - 65.000                32       12,166,444           7.74          380,201           699
----------------------------------------------------------------------------------------------------------
65.001 - 70.000                55       21,360,366          13.58          388,370           693
----------------------------------------------------------------------------------------------------------
70.001 - 75.000                93       29,913,768          19.02          321,653           683
----------------------------------------------------------------------------------------------------------
75.001 - 80.000               135       49,060,122          31.19          363,408           681
----------------------------------------------------------------------------------------------------------
80.001 - 85.000                14        3,600,209           2.29          257,158           634
----------------------------------------------------------------------------------------------------------
85.001 - 90.000                31        8,816,239           5.61          284,395           654
----------------------------------------------------------------------------------------------------------
90.001 - 95.000                7         1,933,612           1.23          276,230           621
----------------------------------------------------------------------------------------------------------
95.001 - 100.000               3          402,357            0.26          134,119           565
----------------------------------------------------------------------------------------------------------
Total:                        454       157,277,450         100.00         346,426           683
----------------------------------------------------------------------------------------------------------

Geographic Distribution of Mortgaged Properties

--------------------------------------------------------------------------------------------------------------------------------------
                           Number of                    Percentage of      Average
State                      Mortgage      Principal    Mortgage Loans (%)  Principal    Weighted Average    Current Weighted Average
                             Loans      Balance ($)                      Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
CA                            160       59,723,073          37.97          373,269           690                    67.11
--------------------------------------------------------------------------------------------------------------------------------------
NY                             27       10,584,567           6.73          392,021           696                    69.33
--------------------------------------------------------------------------------------------------------------------------------------
TX                             27        7,807,527           4.96          289,168           691                    71.37
--------------------------------------------------------------------------------------------------------------------------------------
PA                             18        6,653,814           4.23          369,656           676                    67.49
--------------------------------------------------------------------------------------------------------------------------------------
WA                             17        5,552,241           3.53          326,602           652                    69.86
--------------------------------------------------------------------------------------------------------------------------------------
MA                             16        5,231,281           3.33          326,955           687                    66.41
--------------------------------------------------------------------------------------------------------------------------------------
OR                             16        5,130,865           3.26          320,679           667                    73.71
--------------------------------------------------------------------------------------------------------------------------------------
MD                             14        4,826,792           3.07          344,771           671                    73.86
--------------------------------------------------------------------------------------------------------------------------------------
CO                             13        4,724,599           3.00          363,431           681                    76.41
--------------------------------------------------------------------------------------------------------------------------------------
NJ                             11        4,686,530           2.98          426,048           699                    62.77
--------------------------------------------------------------------------------------------------------------------------------------
Other                         135       42,356,161          26.93          313,749           674                    71.58
--------------------------------------------------------------------------------------------------------------------------------------
Total:                        454       157,277,450         100.00         346,426           683                    69.34
--------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       26

Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------------
Loan Purpose               Number of     Principal      Percentage of      Average     Weighted Average    Current Weighted Average
                           Mortgage     Balance ($)   Mortgage Loans (%)  Principal      Credit Score      Loan-to-Value Ratio (%)
                             Loans                                       Balance ($)
--------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance            131       41,152,244          26.17          314,139           662                    66.51
--------------------------------------------------------------------------------------------------------------------------------------
Home Improvement               2          645,800            0.41          322,900           650                    46.22
--------------------------------------------------------------------------------------------------------------------------------------
Purchase/Construction to
Perm                          188       66,243,489          42.12          352,359           698                    73.36
--------------------------------------------------------------------------------------------------------------------------------------
Rate/Term Refinance           133       49,235,916          31.31          370,195           681                    66.59
--------------------------------------------------------------------------------------------------------------------------------------
Total:                        454       157,277,450         100.00         346,426           683                    69.34
--------------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan Documentation Types

--------------------------------------------------------------------------------------------------------------------------------------
                           Number of                    Percentage of      Average
Documentation Type         Mortgage      Principal    Mortgage Loans (%)  Principal    Weighted Average    Current Weighted Average
                             Loans      Balance ($)                      Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
Full Doc/Alt/Streamline       309       109,582,954         69.67          354,637           691                    69.58
--------------------------------------------------------------------------------------------------------------------------------------
No Doc/NINA                    14        4,728,652           3.01          337,761           640                    78.84
--------------------------------------------------------------------------------------------------------------------------------------
No Ratio/NORA                  18        4,445,371           2.83          246,965           650                    75.85
--------------------------------------------------------------------------------------------------------------------------------------
Reduced Doc/Low
Doc/Express/Stated            113       38,520,474          24.49          340,889           670                    66.71
--------------------------------------------------------------------------------------------------------------------------------------
Total:                        454       157,277,450         100.00         346,426           683                    69.34
--------------------------------------------------------------------------------------------------------------------------------------

Occupancy Types

--------------------------------------------------------------------------------------------------------------------------------------
                           Number of                    Percentage of      Average
Occupancy Type             Mortgage      Principal    Mortgage Loans (%)  Principal    Weighted Average    Current Weighted Average
                             Loans      Balance ($)                      Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
Investor Property              29        6,103,863           3.88          210,478           698                    76.73
--------------------------------------------------------------------------------------------------------------------------------------
Primary Residency             415       147,620,438         93.86          355,712           682                    69.01
--------------------------------------------------------------------------------------------------------------------------------------
Second/Vacation Home           10        3,553,150           2.26          355,315           689                    70.42
--------------------------------------------------------------------------------------------------------------------------------------
Total:                        454       157,277,450         100.00         346,426           683                    69.34
--------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

Mortgaged Property Types

--------------------------------------------------------------------------------------------------------------------------------------
                           Number of                    Percentage of      Average
Property Type              Mortgage      Principal    Mortgage Loans (%)  Principal    Weighted Average    Current Weighted Average
                             Loans      Balance ($)                      Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                     16        3,178,616           2.02          198,663           688                    79.51
--------------------------------------------------------------------------------------------------------------------------------------
Condominium                    19        7,155,903           4.55          376,626           686                    72.39
--------------------------------------------------------------------------------------------------------------------------------------
PUD                            54       18,866,098          12.00          349,372           696                    70.53
--------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence       365       128,076,834         81.43          350,895           681                    68.74
--------------------------------------------------------------------------------------------------------------------------------------
Total:                        454       157,277,450         100.00         346,426           683                    69.34
--------------------------------------------------------------------------------------------------------------------------------------

Seasoning

--------------------------------------------------------------------------------------------------------------------------------------
                           Number of                    Percentage of      Average
Seasoning (months)         Mortgage      Principal    Mortgage Loans (%)  Principal    Weighted Average    Current Weighted Average
                             Loans      Balance ($)                      Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
<= 24                          3          548,585            0.35          182,862           716                    77.55
--------------------------------------------------------------------------------------------------------------------------------------
25 - 36                        84       34,299,278          21.81          408,325           708                    70.29
--------------------------------------------------------------------------------------------------------------------------------------
37 - 48                       167       66,048,399          41.99          395,499           678                    70.73
--------------------------------------------------------------------------------------------------------------------------------------
49 - 60                        42       13,409,746           8.53          319,280           677                    68.02
--------------------------------------------------------------------------------------------------------------------------------------
61 - 72                        63       20,441,849          13.00          324,474           667                    68.44
--------------------------------------------------------------------------------------------------------------------------------------
73 - 84                        54       12,729,933           8.09          235,740           652                    70.42
--------------------------------------------------------------------------------------------------------------------------------------
85 - 96                        17        4,077,747           2.59          239,867           691                    65.82
--------------------------------------------------------------------------------------------------------------------------------------
97 >=                          24        5,721,912           3.64          238,413           721                    53.15
--------------------------------------------------------------------------------------------------------------------------------------
Total:                        454       157,277,450         100.00         346,426           683                    69.34
--------------------------------------------------------------------------------------------------------------------------------------

Original Term

--------------------------------------------------------------------------------------------------------------------------------------
                           Number of                    Percentage of      Average
Original Term (months)     Mortgage      Principal    Mortgage Loans (%)  Principal    Weighted Average    Current Weighted Average
                             Loans      Balance ($)                      Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
240                            1          343,733            0.22          343,733           754                    72.21
--------------------------------------------------------------------------------------------------------------------------------------
300                            1          313,032            0.20          313,032           524                    75.79
--------------------------------------------------------------------------------------------------------------------------------------
348                            1          335,160            0.21          335,160           631                    87.05
--------------------------------------------------------------------------------------------------------------------------------------
349                            1          246,245            0.16          246,245           585                    86.10
--------------------------------------------------------------------------------------------------------------------------------------
360                           450       156,039,281         99.21          346,754           683                    69.25
--------------------------------------------------------------------------------------------------------------------------------------
Total:                        454       157,277,450         100.00         346,426           683                    69.34
--------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       28

Net Mortgage Rates

--------------------------------------------------------------------------------------------------------------------------------------
                           Number of                    Percentage of      Average
Net Mortgage Rate (%)      Mortgage      Principal    Mortgage Loans (%)  Principal    Weighted Average    Current Weighted Average
                             Loans      Balance ($)                      Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                  1          338,698            0.22          338,698           796                    78.43
--------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                  3         1,408,253           0.90          469,418           772                    61.96
--------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                  15        5,933,539           3.77          395,569           729                    64.41
--------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                 135       52,256,999          33.23          387,089           700                    67.98
--------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                 156       54,405,564          34.59          348,754           687                    68.18
--------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                  79       23,798,114          15.13          301,242           647                    71.68
--------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                  30        9,781,072           6.22          326,036           648                    75.45
--------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                  19        5,395,123           3.43          283,954           662                    73.62
--------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                  13        3,352,622           2.13          257,894           626                    75.63
--------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                  2          538,871            0.34          269,436           585                    87.78
--------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                1          68,594             0.04          68,594            665                    77.95
--------------------------------------------------------------------------------------------------------------------------------------
Total:                        454       157,277,450         100.00         346,426           683                    69.34
--------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       29

Remaining Term

--------------------------------------------------------------------------------------------------------------------------------------
                           Number of                    Percentage of      Average
Remaining Term (months)    Mortgage      Principal    Mortgage Loans (%)  Principal    Weighted Average    Current Weighted Average
                             Loans      Balance ($)                      Balance ($)     Credit Score      Loan-to-Value Ratio (%)
--------------------------------------------------------------------------------------------------------------------------------------
<= 120                         6         1,009,272           0.64          168,212           767                    28.59
--------------------------------------------------------------------------------------------------------------------------------------
133 - 144                      1          159,043            0.10          159,043           747                    50.49
--------------------------------------------------------------------------------------------------------------------------------------
145 - 156                      3          877,685            0.56          292,562           743                    53.76
--------------------------------------------------------------------------------------------------------------------------------------
169 - 180                      2          540,030            0.34          270,015           766                    44.36
--------------------------------------------------------------------------------------------------------------------------------------
193 - 204                      2          413,472            0.26          206,736           742                    71.01
--------------------------------------------------------------------------------------------------------------------------------------
205 - 216                      1          286,166            0.18          286,166           777                    19.87
--------------------------------------------------------------------------------------------------------------------------------------
217 - 228                      2          417,295            0.27          208,647           722                    65.20
--------------------------------------------------------------------------------------------------------------------------------------
229 - 240                      2          670,999            0.43          335,499           639                    68.99
--------------------------------------------------------------------------------------------------------------------------------------
241 - 252                      1          348,019            0.22          348,019           710                    74.05
--------------------------------------------------------------------------------------------------------------------------------------
253 - 264                      7         2,013,418           1.28          287,631           657                    67.56
--------------------------------------------------------------------------------------------------------------------------------------
265 - 276                      17        4,008,976           2.55          235,822           699                    65.77
--------------------------------------------------------------------------------------------------------------------------------------
277 - 288                      76       19,037,020          12.10          250,487           659                    69.97
--------------------------------------------------------------------------------------------------------------------------------------
389 - 300                      44       14,950,653           9.51          339,788           668                    68.60
--------------------------------------------------------------------------------------------------------------------------------------
301 - 312                      43       14,436,286           9.18          335,728           677                    67.99
--------------------------------------------------------------------------------------------------------------------------------------
313 - 324                     205       81,828,203          52.03          399,162           683                    70.75
--------------------------------------------------------------------------------------------------------------------------------------
325 - 336                      39       15,732,328          10.00          403,393           714                    69.41
--------------------------------------------------------------------------------------------------------------------------------------
337 - 348                      3          548,585            0.35          182,862           716                    77.55
--------------------------------------------------------------------------------------------------------------------------------------
Total:                        454       157,277,450         100.00         346,426           683                    69.34
--------------------------------------------------------------------------------------------------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       30

VII.  CONTACTS

     ---------------------------------------------------------------------------------------------------------------------------------

                                                               TRADING DESK
     ---------------------------------------------------------------------------------------------------------------------------------

     CONTACT                           PHONE                    FAX                        E-MAIL

     Eric Londa                        212-702-6910             212-317-6370               Eric.londa@wamu.net
     Sr. Trader

     Vinod Rathore                     212-702-6910             212-317-6370               Vinod.rathore@wamu.net
     Sr. Trader

     David Nagle                       206-554-2425             206-554-2552               David.nagle@wamu.net
     Sr. Trader

     Vinny Varca                       212-702-6931             212-317-6370               Vincent.varca@wamu.net
     Mortgage Finance

     Tom Hardy                         206-554-2411             206-554-2552               Thomas.hardy@wamu.net
     Deal Manager

     Dennis Lai                        206-554-2420             206-554-2552               Dennis.lai@wamu.net
     Financial Analyst
     --------------------------------- ------------------------ -------------------------- -------------------------------------------

WaMu Capital Corp. CMO Whole Loan Desk (212) 702-6910 June 22, 2004

This  information is furnished to you solely by WaMu Capital Corp and not by the issuer of the  securities or any of its other  affiliates.  WaMu Capital Corp is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information  purposes only, and does not  constitute an offer to sell,  nor a  solicitation  of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

                                       31